UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 21, 2007
(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of principal executive office)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12).

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.     Results of Operations and Financial Condition

On March 21, 2007, Herman Miller, Inc. issued a press release announcing its financial results for the third quarter ended March 3, 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibits.

99.1     Press release dated March 21, 2007

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 21, 2007	HERMAN MILLER, INC. (Registrant) By: /s/ Elizabeth A. Nickels —————————————— Elizabeth A. Nickels Chief Financial Officer

3